UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEXMED, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

NEXMED, INC.
6330 Nancy Ridge Drive, Suite 103
San Diego, California 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given to the stockholders of NexMed, Inc. (the “Company”) that a Special Meeting of Stockholders (the “Special Meeting”) will be held on September 10, 2010 at 11:00 a.m., local time, at the offices of Goodwin Procter LLP, located at 4365 Executive Drive, 3rd Floor, San Diego, California, for the following purposes:

(1)
To consider and vote upon a proposal to approve and adopt an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to change the name of the Company from NexMed, Inc. to “Apricus Biosciences, Inc.”

(2)
To consider and vote upon a proposal to approve and adopt an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to increase the number of shares of Common Stock authorized for issuance by the Company from 18,000,000 shares to 75,000,000 shares.

(3)	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

            All holders of record of Common Stock at the close of business on August 13, 2010 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.  At least a majority of the outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is required to establish a quorum for the Special Meeting.  Our Board of Directors unanimously recommends that you vote FOR each of the proposals set forth above.

By Order of the Board of Directors

/s/ Edward Cox
Edward Cox
Secretary

August 17, 2010
San Diego, California

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE SPECIAL MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.  ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE THESE SHARES BY TELEPHONE AT 1-800-690-6903 OR BY INTERNET AT WWW.PROXYVOTE.COM.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY IF YOU WISH BY VOTING YOUR SHARES IN PERSON.  YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

NEXMED, INC.
6330 Nancy Ridge Drive, Suite 103
San Diego, California 92121

PROXY STATEMENT

General Information

We are furnishing this Proxy Statement in connection with the solicitation of proxies for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held on September 10, 2010 at 11:00 a.m., local time, at the offices of Goodwin Procter LLP, 4365 Executive Drive, 3rd Floor, San Diego, California, and any adjournment thereof.  This proxy statement is being mailed to our stockholders on or about August 17, 2010.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to us (to the attention of Edward Cox, our Secretary) a written notice of revocation or a properly executed proxy bearing a later date, or by attending the meeting and voting your shares in person.

Solicitation and Voting Procedures

This proxy is solicited on behalf of the Board of Directors of NexMed, Inc.  The solicitation of proxies will be conducted by mail and we will bear all attendant costs.  These costs will include the expense of preparing and mailing proxy materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of our Common Stock, par value $0.001 per share (“Common Stock”).  We may also use the services of a proxy solicitor and, in such event, we would expect to pay approximately $10,000, plus out-of-pocket expenses, for such services.  We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

A stockholder’s shares can be voted at the Special Meeting only if the stockholder is present in person or represented by proxy. We urge any stockholders not planning to attend the Special Meeting to authorize their proxy in advance. Stockholders may complete their proxies and authorize their votes by proxy over the Internet (at www.proxyvote.com) or by telephone (at 1-800-690-6903). Stockholders who complete their proxy electronically over the Internet or by telephone do not need to return a proxy card. Stockholders who hold their shares beneficially in street name through a nominee should follow the instructions they receive from their nominee to vote these shares.

The presence at the Special Meeting of a majority of the outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting.  Abstentions from voting on a proposal and broker non-votes will count for purposes of determining a quorum. The close of business on August 13, 2010 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of and to vote at the Special Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters.  As of the Record Date, there were 12,824,692 shares of Common Stock outstanding.

Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Special Meeting. Shares of Common Stock represented by a properly executed and delivered proxy will be voted at the Special Meeting and, when the stockholder has given instructions, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR each of Proposal Nos. 1 and 2.

PROPOSAL NO. 1

AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY

Purpose

Our Board of Directors has adopted resolutions declaring the advisability of amending our Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”) to effect a name change from NexMed, Inc. to “Apricus Biosciences, Inc.”  The Board of Directors has approved the name change, subject to stockholder approval, in light of a number of positive changes at the Company over the past year that are expected to reshape the Company over the long-term.  More specifically, the Company has expanded its product pipeline and has re-energized its development of the NexACT technology as a drug delivery platform and has begun active licensing efforts for both proprietary programs, as well as third party programs enhanced with the NexACT technology.  Additionally, the Company has added a non-GLP CRO business with the acquisition of Bio-Quant, Inc. in December 2009, which has been used to help advance these new applications for NexACT.  As a result of these changes, the Company and the Board of Directors wish to rebrand the Company as part of a broader effort to alert potential development partners and the investment community that the Company has evolved and now has a broader business model.

Upon approval by the stockholders, a Certificate of Amendment to our Articles of Incorporation will be promptly filed in the office of the Secretary of State of the State of Nevada in accordance with the laws of the State of Nevada. If the amendment is not approved by our stockholders, our Articles of Incorporation will not be amended with respect to this proposal and our corporate name will remain unchanged.

Effects of the Name Change

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates.  Outstanding stock certificates bearing the name “NexMed, Inc.” will continue to be valid and represent shares of common stock following the name change.   In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

The amendment will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s ownership of our common shares.  If you hold your shares in certificate form, you are not required to exchange your certificate for a certificate under the new corporate name.   Stockholders who wish to exchange their current certificate for a new certificate in the new name of the Company can do so following the Special Meeting by contacting our transfer agent, Wells Fargo Shareowner Services, 161 N. Concord Exchange Street, South St. Paul, MN  55075, telephone: (651) 450-4120, and paying the fee required by our transfer agent.

In conjunction with the change of name of the Company, the trading symbol of the Company’s common stock and CUSIP number will also change.  The Company plans to change its trading symbol with NASDAQ Capital Market from “NEXM” to “APRI.”  The timing of the ticker symbol change and the CUSIP change will be announced at a later date through a press release or a Current Report on Form 8-K.

Required Vote and Recommendation of Board of Directors

Under applicable Nevada law, the affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment.  Consequently, abstentions from voting on the proposal and broker non-votes will not count as votes cast and accordingly will have the same effect as a negative vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE
THE COMPANY’S NAME TO “APRICUS BIOSCIENCES, INC.”

PROPOSAL NO. 2

APPROVAL OF AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 18,000,000 SHARES TO 75,000,000 SHARES

The Company’s Articles of Incorporation currently authorize the Company to issue 18,000,000 shares of Common Stock, par value $0.001 per share, as well as an additional 10,000,000 shares of the Company’s preferred stock, par value $0.001 per share.  The Nevada Revised Statutes provide that the Articles of Incorporation may be amended to increase or decrease the aggregate number of shares of capital stock the Company has the authority to issue.

The Board of Directors deems it advisable that the Articles of Incorporation be amended, subject to approval by the stockholders, to increase the aggregate number of shares of Common Stock the Company has the authority to issue, and the Board of Directors unanimously recommends a vote FOR approval of the amendment of Paragraph A of Article FIFTH of the Company’s Articles of Incorporation so that, as amended, it shall read as follows:

“FIFTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is eighty-five million (85,000,000), consisting of seventy-five million (75,000,000) shares of common stock, par value one-tenth of one cent ($0.001) per share (the “Common Stock”) and ten million (10,000,000) shares of preferred stock, par value one-tenth of one cent ($0.001) per share (the “Preferred Stock”).”

Purposes of Amendment

In the past, the Company has funded its operations primarily through the sale of equity and issuance of convertible debt and expects to continue to need additional external financing to provide additional working capital and to continue the development of its product candidates.  As of the Record Date, we had 12,824,692 shares of Common Stock outstanding and 2,036,824 shares of Common Stock reserved for issuance, out of the 18,000,000 authorized shares of Common Stock.  Accordingly, the Company has only limited additional shares of authorized Common Stock available for future issuance.

The Board of Directors believes the adoption of the foregoing amendment is both necessary and advisable.  Without additional authorized shares of Common Stock, the Company will be unable, or severely limited in its ability, to do any of the following:

•	raise additional capital through the sale of Common Stock;

•	use Common Stock as consideration in making acquisitions of complementary products, companies or technologies;

•	grant future equity awards to employees, officers and directors as needed to attract and retain their services; and

•	conserve cash and use Common Stock as consideration for other purposes, such as to service indebtedness of the Company.

At the present time, the Company has no plans or commitments to issue shares of Common Stock upon the approval of this proposal.  However, the Board considers it necessary to have additional authorized shares to be able to take action with respect to these matters as may be deemed appropriate from time to time.  Authorized but unissued shares of the Common Stock may be issued for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the stockholders, subject to other limits that may be imposed under applicable law, stock exchange (including NASDAQ) policies, and applicable limits under equity incentive plans.  To the extent that the Company wishes to issue shares in an amount that is beyond the limits permitted by any of these laws, rules or regulations, the Company would first seek stockholder approval of any such issuance.

If approved, additional shares of Common Stock could be issued in one or more transactions that could make it more difficult or costly, and less likely, for a bidder to effect a takeover of the Company.  The proposed amendment to the Articles of Incorporation makes no change in authorized Preferred Stock and is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

Required Vote and Recommendation of Board of Directors

Under applicable Nevada law, the affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment. Consequently, abstentions from voting on the proposal and broker non-votes will not count as votes cast and accordingly will have the same effect as a negative vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 18,000,000
SHARES TO  75,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership, as of July 31, 2010, of Common Stock by (a) each person known by management to be the beneficial owner of more than 5% of our outstanding voting securities, (b) our directors and executive officers, individually, and (c) our directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Class (%)(2)

Directors and Executive Officers
Bassam B. Damaj, Ph.D. (3)	1,102,976	8.6%
Henry J. Esber, Ph.D. (4)	567,614	4.4%
Vivian H. Liu (5)	182,686	1.4%
Edward M. Cox	113,079	*
Mark Westgate (6)	55,440	*
Leonard A. Oppenheim (7)	49,655	*
Roberto Crea, Ph.D.	23,628	*
Rusty Ray	4,358	*
Deirdre Gillespie	654	*
All executive officers and directors as a group (nine persons)	2,100,090	16.3%

*	Less than one percent (1%).

(1)	The address for each of our executive officers and directors is 6330 Nancy Ridge Drive, Suite 103, San Diego, California, 92121.
(2)	Percentage ownership is calculated based on a total of 12,824,692 shares of Common Stock issued and outstanding as of July 31, 2010.
(3)	Includes 327,100 shares held by Dr. Damaj’s spouse. Dr. Damaj disclaims beneficial ownership of these shares.
(4)	Includes 192,412 shares held by Dr. Esber’s spouse. Dr. Esber disclaims beneficial ownership of these shares.
(5)	Includes 33,286 shares issuable upon exercise of stock options exercisable within 60 days of July 31, 2010.
(6)	Includes 13,485 shares issuable upon exercise of stock options exercisable within 60 days of July 31, 2010.
(7)	Includes 33,333 shares issuable upon exercise of stock options exercisable within 60 days of July 31, 2010.

STOCKHOLDER PROPOSALS

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2011 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, if they are received by the Secretary of NexMed, Inc., on or before December 24, 2010.

Stockholders who intend to present a proposal at the 2011 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials for the 2011 Annual Meeting are required to provide notice of such proposal between February 23, 2011 and March 25, 2011, assuming that the 2011 Annual Meeting is held within 30 days from May 24, 2011.  If the date of the 2011 Annual Meeting varies from this time period, notice must be provided within the time periods prescribed in our bylaws.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Proposals and notices of intention to present proposals at the Special Meeting should be addressed to Secretary of NexMed, Inc., 6330 Nancy Ridge Drive, Suite 103, San Diego, California, 92121.

HOUSEHOLDING OF PROXY MATERIALS

In some cases only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of proxy statements may also request delivery of a single copy. To request separate or multiple delivery of these materials now or in the future, a stockholder may submit a written request to Secretary of NexMed, Inc., 6330 Nancy Ridge Drive, Suite 103, San Diego, California, 92121 or an oral request at (858) 222-8041.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the U.S. Securities and Exchange Commission, or the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is http://www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing us at the following address: Secretary of NexMed, Inc., 6330 Nancy Ridge Drive, Suite 103, San Diego, California, 92121 or by an oral request by telephone at (858) 222-8041. You may also access these filings at our web site under the investor relations link at http://www.ir-site.com/nexmed/secfilings.html.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Special Meeting.  If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or vote these proxies by telephone at 1-800-690-6903 or by internet at www.proxyvote.com.

By Order of the Board of Directors

/s/ Edward Cox
Edward Cox
Secretary

August 17, 2010
San Diego, California

[FORM OF PROXY-FRONT SIDE OF TOP PORTION]

To Our Stockholders,

You are cordially invited to attend our Special Meeting of Stockholders, to be held at the offices of Goodwin Procter, LLP, 4365 Executive Drive, 3rd Floor, San Diego, California, at 11:00 a.m., local time, on September 10, 2010.

The enclosed Proxy Statement provides you with additional details about items that will be addressed at the Special Meeting.  Following consideration of the proposals set forth in the Proxy Statement, an overview of NexMed, Inc.’s activities will be presented and we will be available to answer any questions you may have.  After reviewing the Proxy Statement, please sign, date and indicate your vote for the items listed on the Proxy Card below and return it by mail in the enclosed, postage-paid envelope, or vote by telephone by calling (800) 690-6903 (U.S. only), or by internet at www.proxyvote.com, whether or not you plan to attend the Special Meeting.

Thank you for your prompt response.

NexMed, Inc., 6330 Nancy Ridge Drive, Suite 103, San Diego, California, 92121
(Continued, and to be signed on reverse side)

[FORM OF PROXY- REVERSE SIDE OF TOP PORTION]

PROXY	PROXY

NEXMED, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Bassam Damaj and Vivian H. Liu, or either of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Special Meeting of Stockholders of NexMed, Inc. to be held at the offices of Goodwin Procter, LLP, located at 4365 Executive Drive, 3rd Floor, San Diego, California on September 10, 2010, at 11:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder.  If no instructions are given, the shares will be voted FOR Proposal Nos. 1 and 2.  Any prior proxy is hereby revoked.

(Please detach here)

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 2.

PROPOSAL NO. 1:  To consider and vote upon a proposal to approve and adopt an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to change the name of the Company from NexMed, Inc. to “Apricus Biosciences, Inc.”

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL NO. 2:  To consider and vote upon a proposal to approve and adopt an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to increase the number of shares of Common Stock authorized for issuance by the Company from 18,000,000 shares to 75,000,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Address Change? Mark Box ☐ Indicate changes below:

Signature(s) in Box

Date:

Please sign exactly as your name appears at the left.
When shares are held by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee
or corporation, please sign in full corporate name by
president or other authorized person. If a partnership,
please sign in partnership name by authorized person.

[FORM OF PROXY DETACHABLE PROXY CARD]

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE – TOLL FREE – 1-800-690-6903 – QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until Noon (Eastern Time) on September 9, 2010.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available.

•	Follow the simple instructions the Voice provides you.

VOTE BY INTERNET – www.proxyvote.com - QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until Noon (Eastern Time) on September 9, 2010.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to NexMed, Inc., c/o Broadridge 51 Mercedes Way, Edgewood NY 11717.

If you vote by Phone or Internet, please do not mail your Proxy Card.

Please detach here